                                 Exhibit 99.3

Series 1998-2 Monthly Certificateholders' Statement for the month of March 1999

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      PROFFITT'S CREDIT CARD MASTER TRUST
                                 SERIES 1998-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1998-2 is set forth below:

     Date of the Certificate                 April 10, 1999
     Monthly Period ending:                  March 31, 1999
     Determination Date                      April 10, 1999
     Distribution Date                       April 15, 1999

----------------------------------------------------------------------------------------------------------------------
                                                    GENERAL
======================================================================================================================
  201  Amortization Period                                                             No         201
  202  Early Amortization Period                                                       No         202
  203  Class A Investor Amount paid in full                                            No         203
  204  Class B Investor Amount paid in full                                            No         204
  205  Collateral Indebtedness Amount paid in full                                     No         205
  206  Saks Incorporated is the Servicer                                              Yes         206
----------------------------------------------------------------------------------------------------------------------
                                               INVESTOR AMOUNT
======================================================================================================================
                                                    as of the end               as of the end of
                                                       of prior                   the relevant
                                                    Monthly Period               Monthly Period
                                                    --------------              ----------------
  207  Series 1998-2 Investor Amount                $ 261,500,000    207(a)      $ 261,500,000    207(b)
  208   Class A Investor Amount                     $ 200,000,000    208(a)      $ 200,000,000    208(b)
  209   Class B Investor Amount                     $  21,500,000    209(a)      $  21,500,000    209(b)
  210   Collateral Indebtedness Amount              $  24,000,000    210(a)      $  24,000,000    210(b)
  211   Class D Investor Amount                     $  16,000,000    211(a)      $  16,000,000    211(b)

  212  Series 1998-2 Adjusted Investor Amount       $ 261,500,000    212(a)      $ 261,500,000    212(b)
  213   Class A Adjusted Investor Amount            $ 200,000,000    213(a)      $ 200,000,000    213(b)
  214    Principal Account Balance                  $           -    214(a)      $           -    214(b)
  215   Class B Adjusted Investor Amount            $  21,500,000    215(a)      $  21,500,000    215(b)

  216   Class A Certificate Rate                                                      6.00%       216
  217   Class B Certificate Rate                                                      6.15%       217
  218   Collateral Indebtedness Interest Rate                                        5.68875%     218
  219   Class D Certificate Rate                                                     5.93875%     219
  220  Weighted average interest rate for Series 1998-2                               5.98%       220

                                                    as of the end               as of the end of
                                                       of prior                   the relevant
                                                    Monthly Period               Monthly Period
                                                    --------------              ----------------
  221  Series 1998-2 Investor Percentage with
       respect to Finance Charge Receivables            35.78%       221(a)          36.23%       221(b)
  222   Class A                                         27.37%       222(a)          27.71%       222(b)
  223   Class B                                          2.94%       223(a)           2.98%       223(b)
  224   Collateral Indebtedness Amount                   3.28%       224(a)           3.32%       224(b)
  225   Class D                                          2.19%       225(a)           2.22%       225(b)

  226  Series 1998-2 Investor Percentage with
       respect to Principal Receivables                 35.78%       226(a)          36.23%       226(b)
  227   Class A                                         27.37%       227(a)          27.71%       227(b)
  228   Class B                                          2.94%       228(a)           2.98%       228(b)
  229   Collateral Indebtedness Amount                   3.28%       229(a)           3.32%       229(b)
  230   Class D                                          2.19%       230(a)           2.22%       230(b)

  231  Series 1998-2 Investor Percentage with
       respect to Allocable Amounts                     35.78%       231(a)          36.23%       231(b)
  232   Class A                                         27.37%       232(a)          27.71%       232(b)
  233   Class B                                          2.94%       233(a)           2.98%       233(b)
  234   Collateral Indebtedness Amount                   3.28%       234(a)           3.32%       234(b)
  235   Class D                                          2.19%       235(a)           2.22%       235(b)

---------------------------------------------------------------------------------------------------------------------
                                         SERIES 1998-2 INVESTOR DISTRIBUTIONS
=====================================================================================================================

  236  The sum of the daily allocations of collections
       of Principal Receivables for the relevant
       Monthly Period                                                           $          -      236

  237   Class A distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                     $          -        237
  238   Class B distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                     $          -        238
  239   Collateral Indebtedness Amount distribution of collections of Principal
       Receivables per $1,000 of original principal amount                                           $          -        239
  240   Class D distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                     $          -        240
  241   Class A distribution attributable to interest per $1,000 of original principal
       amount                                                                                        $       5.00        241
  242   Class B distribution attributable to interest per $1,000 of original principal
       amount                                                                                        $       5.13        242
  243   Collateral Indebtedness Amount distribution attributable to interest per $1,000
       of original principal amount                                                                  $       4.90        243
  244   Class D distribution attributable to interest per $1,000 of original principal
       amount                                                                                        $          -        244
  245   Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
       original principal amount                                                                     $       1.67        245

----------------------------------------------------------------------------------------------------------------------------------
                                     COLLECTIONS ALLOCATED TO SERIES 1998-2
==================================================================================================================================


  246  Series allocation of collections of Principal Receivables                                     $ 51,071,274        246
  247   Class A                                                                                      $ 39,060,248        247
  248   Class B                                                                                      $  4,198,977        248
  249   Collateral Indebtedness Amount                                                               $  4,687,230        249
  250   Class D                                                                                      $  3,124,820        250

  251  Series allocation of collections of Finance Charge Receivables                                $  5,843,678        251
  252   Class A                                                                                      $  4,469,352        252
  253   Class B                                                                                      $    480,455        253
  254   Collateral Indebtedness Amount                                                               $    536,322        254
  255   Class D                                                                                      $    357,548        255

       Available Funds
       ---------------
  256   Class A Available Funds                                                                      $  4,469,352        256
  257    The amount to be withdrawn from the Reserve Account to be included in
       Class A Available funds                                                                       $          -        257
  258    Principal Investment Proceeds to be included in Class A Available Funds                     $          -        258
  259    The amount of investment earnings on amounts held in the Reserve Account to be
         included in Class A Available funds                                                         $          -        259

  260   Class B Available Funds                                                                      $    480,455        260
  261    The amount to be withdrawn from the Reserve Account to be included in
       Class B Available funds                                                                       $          -        261
  262    Principal Investment Proceeds to be included in Class B Available Funds                     $          -        262
  263    The amount of investment earnings on amounts held in the Reserve
       Account to be included in Class B Available funds                                             $          -        263

  264  Collateral Available Funds                                                                    $    536,322        264

  265  Class D Available Funds                                                                       $    357,548        265

----------------------------------------------------------------------------------------------------------------------------------
                                                  APPLICATION OF COLLECTIONS
==================================================================================================================================

       Class A
       -------
  266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
       Distribution date                                                                             $  1,000,000        266
  267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
       Servicing fee for the related Distribution Date                                               $          -        267
  268  Class A Allocable Amount                                                                      $    643,123        268
  269  An amount to be included in the Excess Spread                                                 $  2,826,229        269

       Class B
       -------

  270  Class B Monthly Interest for the related Distribution Date, plus the
       amount of any Class B Monthly Interest previously due but not paid                            $    110,188        270
       plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
  271  If Saks Incorporated is no longer the Servicer, an amount equal to                            $          -        271
       Class B Servicing fee for the related Distribution Date
  272  An amount to be included in the Excess Spread                                                 $    370,268        272

       Collateral
       ----------
  273  If Saks Incorporated is no longer the Servicer, an amount equal to
       Collateral Servicing fee for the related Distribution Date                                    $          -        273
  274  An amount to be included in the Excess Spread                                                 $    536,322        274

       Class D
       -------
  275  If Saks Incorporated is no longer the Servicer, an amount equal to
       Class D Servicing fee for the related Distribution Date                                       $          -        275
  276  An amount to be included in the Excess Spread                                                 $    357,548        276

  277  Available Excess Spread                                                                       $  4,090,368        277
  278  Available Shared Excess Finance Charge Collections                                            $          -        278
  279  Total Cash Flow available for 1998-2 waterfall                                                $  4,090,368        279

  280  Class A Required Amount is to be used to fund any deficiency in line
       266, line 267 and line 268                                                                    $          -        280
  281  The aggregate amount of Class A Investor Charge Offs which have not
       been previously reimbursed                                                                    $          -        281
  282  Class B Required Amount to the extent attributable to line 270, and
       line 271                                                                                      $          -        282
  283  Class B Allocable Amount                                                                      $     69,136        283
  284  Any remaining portion of the Class B Required Amount                                          $          -        284
  285  An amount equal to any unreimbursed reductions of the Class B
       Investor Amount, if any, due to: (i) Class B Investor Charge Offs;
       (ii) Reallocated Principal Collections; (iii) reallocations of the
       Class B Investor Amount to the Class A Investor Amount                                        $          -        285
  286  Collateral Monthly Interest for the related Distribution Date plus
       Collateral Monthly Interest previously due but not paid to the
       Collateral Indebtedness Holder plus Collateral Additional Interest                            $    117,568        286
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral
       Servicing Fee due for the relevant Monthly Period and not  paid                               $    409,167        287
       above
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral
       Servicing Fee due but not distributed to the Servicer for prior                               $          -        288
       Monthly Periods
  289  Collateral Allocable Amount                                                                   $     77,175        289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount
       (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated
       Principal Collections;(iii) reallocations of the CIA to the Class A                           $          -        290
       or Class B Investor Amount
  291  The excess, if any, of the Required Cash Collateral Amount over the
       Available Collateral Amount                                                                   $          -        291
  292  An amount equal to Class D Monthly Interest due but not paid to the
       Class D Certificateholders plus Class D Additional Interest                                   $     81,823        292
  293  Class D Servicing Fee due for the relevant Monthly Period and not
       paid above                                                                                    $     26,667        293
  294  Class D Servicing Fee due but not distributed to the Servicer for
       prior Monthly Periods                                                                         $          -        294
  295  Class D Allocable Amount                                                                      $     51,450        295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated Principal
       Collections; (iii) reallocations of the Class D Investor Amount to
       the Class A or Class B Investor Amount or CIA                                                 $          -        296
  297  Aggregate amount of any other amounts due to the Collateral
       Indebtedness Holder pursuant to the Loan Agreement                                            $          -        297
  298  Excess, if any, of the Required Reserve Account Amount over the
       amount on deposit in the Reserve Account                                                      $          -        298
  299  Shared Excess Finance Charge Collections                                                      $  3,257,384        299

-----------------------------------------------------------------------------------------------------------------------------------
                                                DETERMINATION OF MONTHLY PRINCIPAL
===================================================================================================================================

  300  Class A Monthly Principal (the least of line #301, line #302 and
       line #208)                                                                                    $          -        300

  301  Available Principal Collections held in the Collection Account                                $ 51,071,274        301
  302  Class A Accumulation Amount                                                                   $          -        302

                                                                     Page 3 0f 5


  303  Class B Monthly Principal (the least of line #304, line #305 and line #209)
       distributable only after payout of Class A)                                                   $          -        303
  304   Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A Monthly Principal                                         $ 51,071,274        304
  305   Class B Accumulation Amount                                                                  $          -        305

  306  Collateral Monthly Principal (prior to payout of Class B) (the
       least of line #307 and line #308)                                                             $          -        306
  307   Available Principal Collections held in the Collection Account less portion
       of such Collections applied to Class A and Class B Monthly Principal                          $ 51,071,274        307
  308   Enhancement Surplus                                                                          $          -        308

  309  Class D Monthly Principal                                                                     $          -        309
  310   Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B or collateral
       Monthly Principal                                                                             $ 51,071,274        310


----------------------------------------------------------------------------------------------------------------------------------
                                                   AVAILABLE ENHANCEMENT AMOUNT
==================================================================================================================================
  311  Available Enhancement Amount                                                                  $ 40,000,000        311
  312   Amount on Deposit in the Cash Collateral Account                                             $          -        312

----------------------------------------------------------------------------------------------------------------------------------
                                                 REALLOCATED PRINCIPAL COLLECTIONS
==================================================================================================================================
  313  Reallocated Principal Collections                                                             $          -        313
  314   Class D Principal Collections (to the extent needed to fund Required Amounts)                $          -        314
  315   Collateral Principal Collections (to the extent needed to fund Required Amounts)             $          -        315
  316   Class B Principal Collections (to the extent needed to fund Required Amounts)                $          -        316

----------------------------------------------------------------------------------------------------------------------------------
                                INVESTOR DEFAULT AMOUNTS, ADJUSTMENT AMOUNTS, AND ALLOCABLE AMOUNTS
==================================================================================================================================
                                                               %                                        Amount
                                                           ----------                               --------------
  317  Series 1998-2 Default Amount                          35.78%    317(a)                        $    840,883        317(b)
  318  Class A Investor Default Amount                       27.37%    318(a)                        $    643,123        318(b)
  319  Class B Investor Default Amount                        2.94%    319(a)                        $     69,136        319(b)
  320  Collateral Default Amount                              3.28%    320(a)                        $     77,175        320(b)
  321  Class D Investor Default Amount                        2.19%    321(a)                        $     51,450        321(b)

  322  Series 1998-2 Adjustment Amount                                                               $          -        322
  323  Class A Adjustment Amount                                                                     $          -        323
  324  Class B Adjustment Amount                                                                     $          -        324
  325  Collateral Adjustment Amount                                                                  $          -        325
  326  Class D Adjustment Amount                                                                     $          -        326

  327  Series 1998-2 Allocable Amount                                                                $    840,883        327
  328   Class A Allocable Amount                                                                     $    643,123        328
  329   Class B Allocable Amount                                                                     $     69,136        329
  330   Collateral Allocable Amount                                                                  $     77,175        330
  331   Class D Allocable Amount                                                                     $     51,450        331

----------------------------------------------------------------------------------------------------------------------------------
                                                         REQUIRED AMOUNTS
==================================================================================================================================
  332  Class A Required Amount                                                                       $          -        332
  333   Class A Monthly Interest for current Distribution Date                                       $  1,000,000        333
  334   Class A Monthly Interest previously due but not paid                                         $          -        334
  335   Class A Additional Interest for prior Monthly Period or previously due but not               $          -        335
       paid
  336   Class A Allocable Amount for current Distribution Date                                       $          -        336
  337   Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                       $          -        337

  338  Class B Required Amount                                                                       $          -        338
  339   Class B Monthly Interest for current Distribution Date                                       $    110,188        339
  340   Class B Monthly Interest previously due but not paid                                         $          -        340
  341   Class B Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                          $          -        341
  342   Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                       $          -        342
  343   Excess of Class B Allocable Amount over funds available to make                              $          -        343

  344  Collateral Required Amount                                                                    $         -         344
  345  Collateral Monthly Interest for current Distribution Date                                     $    117,568        345
  346  Collateral Monthly Interest previously due but not paid                                       $          -        346
  347  Collateral Additional Interest for prior Monthly Period or previously due but
       not paid                                                                                      $          -        347
  348  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                     $          -        348
  349  Excess of Collateral Allocable Amount over funds available to make payments                   $          -        349

----------------------------------------------------------------------------------------------------------------------------------
                                                   REDUCTION OF INVESTOR AMOUNTS
==================================================================================================================================

       Class A
       -------
  350  Class A Investor Amount reduction                                                             $          -        350
  351   Class A Investor Charge Off                                                                  $          -        351
  352   Reductions of the Class A Investor Amount                                                    $          -        352
       Class B
       -------
  353  Class B Investor Amount reduction                                                             $          -        353
  354   Class B Investor Charge Off                                                                  $          -        354
  355   Reductions of the Class B Investor Amount                                                    $          -        355
  356   Reallocated Principal Collections applied to Class A                                         $          -        356
       Collateral
       ----------
  357  Collateral Indebtedness Amount reduction                                                      $          -        357
  358   Collateral Indebtedness Amount Charge Off                                                    $          -        358
  359   Reductions of the Collateral Indebtedness Amount                                             $          -        359
  360   Reallocated Principal Collections applied to Class B                                         $          -        360
       Class D
       -------
  361  Class D Investor Amount reduction                                                             $          -        361
  362   Class D Investor Charge Off                                                                  $          -        362
  363   Reductions of the Class D Investor Amount                                                    $          -        363
  364   Reallocated Principal Collections applied to Collateral Indebtedness
       Amount                                                                                        $          -        364

----------------------------------------------------------------------------------------------------------------------------------
                                                           SERVICING FEE
==================================================================================================================================
  365  Series 1998-2 Servicing Fee                                                                   $    435,833        365
  366   Class A Servicing Fee                                                                        $    333,333        366
  367   Class B Servicing Fee                                                                        $     35,833        367
  368   Collateral Servicing Fee                                                                     $     40,000        368
  369   Class D Servicing Fee                                                                        $     26,667        369

----------------------------------------------------------------------------------------------------------------------------------
                                                          RESERVE ACCOUNT
==================================================================================================================================
  370  Required Reserve Account Amount ( if applicable)                                                 N/A              370
  371  Reserve Account Reinvestment Rate (if applicable)                                                N/A              371
  372  Reserve Account balance                                                                       $          -        372


  373  Accumulation Period Length                                                                        12 months       373

       IN WITNESS WHEREOF, THE UNDERSIGNED HAS DULY EXECUTED AND DELIVERED THIS CERTIFICATE THIS 10TH DAY OF APRIL, 1999.

       SAKS INCORPORATED,
       AS SERVICER

       BY /S/ JAMES S. SCULLY
          ----------------------
       NAME:  JAMES S. SCULLY
       TITLE: VICE PRESIDENT AND TREASURER

                                                                     Page 5 of 5